Summary of Significant Accounting Policies (Details) - Schedule of fair value measurements for financial instruments - 1-4 family [Member] - Foreclosed and repossessed assets [Member] $ in Thousands	12 Months Ended
Jun. 30, 2020 USD ($)
Fair Value	$ 465
Valuation Technique(s)	Sales comparison approach
Unobservable Input(s)	Adjustments for differences between comparable sales
Range (Weighted Average)	-2.7% to 41.2% (20.4%)